UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K




                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                       Date of Report: September 25, 2001



                              THE DIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




DELAWARE                                                           51-0374887
(State  or  Other  Jurisdiction  of                         (I.R.S.  Employer
Incorporation  or  Organization)                         Identification  No.)


15501  NORTH  DIAL  BOULEVARD
       SCOTTSDALE,  ARIZONA                                      85260-1619
(Address  of  Principal  Executive  Offices)                    (Zip  Code)


Registrant's  Telephone  Number,  Including  Area  Code  (480)  754-3425

ITEM  7.  EXHIBITS.
   (e)  Exhibits
         (99)  Press  Release  of  the  Company  dated  September  25,  2001

ITEM  9.  REGULATION  FD  DISCLOSURE.

On September 25, 2001, Dial issued a press release relating to the earnings release conference call to be held on Thursday, October 18, 2001, a copy of which is filed herewith as Exhibit 99.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


THE  DIAL  CORPORATION
September  26,  2001



/s/  Conrad  A.  Conrad
     Executive  Vice  President  and  Chief  Financial  Officer





                                                                      Exhibit 99



          Stephen  Blum  -  Investor  Relations
          (480)  754-5040

          Tom  Herrmann  -  Media  Relations
          (480)  754-2202


                 THE DIAL CORPORATION CONFERENCE CALL TO REVIEW
                   THIRD QUARTER 2001 RESULTS WILL BE HELD ON
                  THURSDAY, OCTOBER 18, 2001, AT 10:00 A.M. EDT


Scottsdale, Ariz. - September 25, 2001 - The Dial Corporation (NYSE: DL) will host a one-hour conference call to discuss reported results for the third quarter of 2001 at 10:00 a.m. EDT on Thursday, October 18, 2001. Results will be released earlier in the day. Access for the conference call and web cast is open to the press and the general public in a listen only mode. To access the conference call, please dial (952) 556-2803.

Participating  in  the  call  will  be:

     Herbert  M.  Baum,  Chairman,  President  and  CEO
     Conrad  A.  Conrad,  Executive  Vice  President  and  CFO
     Stephen  D.  Blum,  Vice  President-Investor  Relations

Date:     Thursday,  October  18,  2001
Time:     10:00  a.m.  EDT
Dial-in:     (952)  556-2803

Replay  Information
-------------------
If you are unable to participate in the conference call, a replay will be available starting at 2:30 p.m. EDT on Thursday, October 18, 2001, until 12:00 midnight EDT on Wednesday, October 25, 2001. To access the replay, please dial
(703)  326-3020  and  enter  Code  5555164.

Web  Cast  Information
----------------------
A web cast of the presentation is open to the general public and is available by accessing http://investor.info.dialcorp.com.
           ---------------------------------

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